                        FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of May 15, 1998, is entered into by and among WESTERN STAFF SERVICES (USA), INC. ("WSS"), WESTERN MEDICAL SERVICES, INC. ("WMS" and together with WSS, collectively, the "BORROWERS" and individually, a "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                                      RECITALS

          A. The Borrowers, Banks, and Agent are parties to a Credit Agreement dated as of March 4, 1998 (the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

          B. The Borrowers have requested that the Banks consent to the terms of a certain Note Purchase Agreement dated on or about May 15, 1998 among the Borrowers, Nationwide Life Insurance Company, and Jackson National Life Insurance Company.

          C. The Banks are willing to grant the request of the Borrowers, provided the Credit Agreement is amended as set forth in this Amendment.

                                     AGREEMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.  AMENDMENTS TO CREDIT AGREEMENT.

                    (a)  The following new defined terms are added to Section
     1.01 of the Credit Agreement:

                    "NOTE PURCHASE AGREEMENT"  means that certain Note Purchase
               Agreement among the Borrowers and Note Purchasers dated on or about May 15, 1998, pursuant to which Borrowers have agreed to issue and Note Purchasers have agreed to acquire 6.77% Senior Secured Notes due May 15, 2008, in the aggregate principal amount of Thirty Million Dollars ($30,000,000).

                    "NOTE PURCHASERS" means Nationwide Life Insurance Company,
               Jackson National Life Insurance Company, and their respective successors and assigns.

                    (b) Section 7.13 of the Credit Agreement is amended by the addition of the following subsection (e) thereto:

                         (e) Cause any Subsidiary which is not a Loan Party and which executes a guaranty and security agreement in favor of the Note Purchasers in support of the Borrowers' obligations under the Note Purchase Agreement to concurrently become a Loan Party as provided in subsections (a) and (b) above.

                    (c) A new Section 8.15 is added to the Credit Agreement to read as follows:

                    8.15 LIMITATION ON TOTAL INDEBTEDNESS. The Borrowers shall not permit the ratio of Total Indebtedness to Total Capitalization to exceed 55%. For purposes of this Section 8.15 only, the following terms have the meanings indicated:

                    "TOTAL INDEBTEDNESS" means, without duplication, the sum of the following Indebtedness of the Parent and its consolidated
               Subsidiaries: (i) liabilities for borrowed money (including Revolving Loans from time to time created hereunder) and redemption obligations in respect of mandatorily redeemably preferred stock; (ii) liabilities for the deferred purchase price of property (excluding accounts payable arising in the Ordinary Course of Business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (iii) Capital Leases; (iv) all liabilities for borrowed money secured by any Lien with respect to any property owned by any such Person (whether or not it has assumed or otherwise become liable for such liabilities); (v) L/C Borrowings; (vi) Swap Contracts; (vii) any Guaranty Obligations with respect to liabilities of a type described in any of the clauses (i) through (vi).

                    "TOTAL CAPITALIZATION" means the sum of Total Indebtedness and Consolidated Net Worth.

                    (d) Subsection 11.01(e) of the Credit Agreement is amended by adding "8.15," immediately following "8.14,".

          3. REPRESENTATIONS AND WARRANTIES. The Borrowers each hereby represent and warrant to the Agent and the Banks as follows:

                    (a) No Default or Event of Default has occurred and is continuing.

                    (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

                    (c) All representations and warranties of the Borrowers contained in the Credit Agreement are true and correct.

          4. EFFECTIVE DATE. This Amendment will become effective as of the date that the Agent shall have received this Amendment duly executed by the Borrowers, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

          5. RESERVATION OF RIGHTS. Each of the Borrowers acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

          6.  MISCELLANEOUS.

                    (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                    (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                    (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                    (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                    (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
     Section 11.01 of the Credit Agreement.

                    (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                        WESTERN STAFF SERVICES (USA), INC.


                                        By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                        WESTERN MEDICAL SERVICES, INC.


                                        By /s/ Michael J. Nicholson
                                          ---------------------------------
                                          Michael J. Nicholson
                                          President, Chief Operating Officer
                                          and Chief Financial Officer


                                        By /s/ Cynthia L. Sloneker
                                          ---------------------------------
                                          Cynthia L. Sloneker
                                          Controller


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent


                                        By /s/ Leandro Balidoy
                                          ---------------------------------
                                          Leandro Balidoy
                                          Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Bank and as
                                        Issuing Bank


                                        By /s/ Lisa M. Thomas
                                          ---------------------------------
                                          Lisa M. Thomas
                                          Vice President


                                        COMERICA BANK-CALIFORNIA, as a Bank


                                        By /s/ Lori S. Edwards
                                          ---------------------------------
                                          Lori S. Edwards
                                          First Vice President and
                                          Group Manager


                                        SANWA BANK CALIFORNIA, as a Bank


                                        By /s/ David J. Neagle
                                          ---------------------------------
                                          David J. Neagle
                                          Vice President

                              GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT



          The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrowers of the foregoing First Amendment to Credit Agreement (the "AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)


                                        WESTERN STAFF SERVICES, INC.

Dated:_________________                 By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President
                                          and Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        WESTERN MEDICAL SERVICES (NY), INC.


Dated: _________________                By /s/ Michael J. Nicholson
                                          ---------------------------------
                                          Michael J. Nicholson
                                          President, Chief Operating Officer,
                                          and Chief Financial Officer


                                        By /s/ Cynthia L. Sloneker
                                          ---------------------------------
                                          Cynthia L. Sloneker
                                          Controller


                                        WESTERN TECHNICAL SERVICES, INC.


Dated: _________________                By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                        MEDIAWORLD INTERNATIONAL


Dated: _________________                By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        WESTERN STAFF SERVICES (GUAM), INC.


Dated: _________________                By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        ALTERNATIVE BILLING SERVICES, INC.


Dated: _________________                By /s/ Michael J. Nicholson
                                          ---------------------------------
                                          Michael J. Nicholson
                                          President, Chief Operating Officer,
                                          and Chief Financial Officer


                                        By /s/ Cynthia L. Sloneker
                                          ---------------------------------
                                          Cynthia L. Sloneker
                                          Controller


                                        BEST TEMPORARIES, INC.


Dated: _________________                By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                        BEST TEMPORARIES FEDERAL SYSTEMS, INC.


Dated: _________________                By /s/ Paul A. Norberg
                                          ---------------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ---------------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer